Earnings Per Share	3 Months Ended
Jun. 30, 2011
Earnings Per Share
Earnings Per Share [Text Block]

Note 3.                        Income Per Common Share

            Income per share calculations are based on income from continuing operations attributable to the common shareholders of IHC for the three-month and six-month periods ended June 30, 2011 and 2010, as shown below (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Income from continuing operations	$3,464	$2,318	$7,264	$18,695

Less income from noncontrolling interests
in subsidiaries	(424)	(565)	(1,040)	(781)

Income from continuing operations
attributable to IHC shareholders, net of tax	3,040	1,753	6,224	17,914

Loss from discontinued operations, net of tax	-	(55)	-	(182)

Net income attributable to IHC shareholders	$3,040	$1,698	$6,224	$17,732

            Included in the diluted income per share calculations for the three months and six months ended June 30, 2011 are 13,000 and 9,000 of incremental shares, respectively, from; (1) the assumed exercise of dilutive stock options; (ii) the assumed vesting of dilutive restricted stock; and (iii) assumed share settlement of dilutive stock appreciation rights (“SARs”), computed using the treasury stock method. Included in the diluted income per share calculations for the three months and six months ended June 30, 2010 are 2,000 and 3,000 of incremental shares, respectively, from the assumed exercise of dilutive stock options and the assumed vesting of dilutive restricted stock computed using the treasury stock method.